4




                                PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT (this "Agreement"), dated March 14, 1997, between each of the individuals listed on Schedule 1 hereto (each such individual is referred to herein individually as a "Pledgor" and collectively such individuals are referred to as the "Pledgors"), Grove Real Estate Asset Trust , a Maryland real estate investment trust (the "REIT"), and for Grove Operating, L.P., a Delaware limited partnership (the "Operating Partnership"; the REIT and the Operating Partnership, collectively, the "Pledgee").

          WHEREAS, the Pledgors are limited partners of the Operating Partnership, pursuant to the Agreement of Limited Partnership of Grove Operating, L.P. dated the date hereof, among the REIT, as sole general partner, the Pledgors, as limited partners, and the other limited partners named therein (as such agreement may be amended, modified or supplemented from time to time in accordance with its terms, the "Operating Partnership Agreement") (the units of limited partnership interests in the Operating Partnership owned by each Pledgor are hereinafter referred to as "Units");

          WHEREAS, the Pledgors, the REIT and the Operating Partnership are parties to that certain Contribution Agreement, dated the date hereof, among the REIT, the Operating Partnership, the Pledgors, and the other contributors named therein (as such agreement may be amended, modified or supplemented from time to time in accordance with its terms, the "Contribution Agreement"); capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Contribution Agreement;

          WHEREAS, the Pledgors have agreed to indemnify the REIT and the Operating Partnership for certain Damages as set forth in Section 8.1.A of the Contribution Agreement (the "Secured Obligations"); and

          WHEREAS, in order to secure the full and timely performance of the Secured Obligations, pursuant to the Contribution Agreement, each of the Pledgors has agreed to pledge and grant to the Pledgee, for the benefit of the Pledgee, a lien and security interest in, to and under its Units, as more fully described on Schedule I attached hereto (the "Pledged Units").

          NOW, THEREFORE, the parties agree as follows:

          1. Grant of Security Interest. As collateral security for the payment, performance and observance of the Secured Obligations, now existing or hereafter arising, absolute or contingent, whether or not due and payable, each of the Pledgors pledges to the Pledgee,, and grants to the Pledgee, a security interest in the following property (collectively, the "Collateral"):

     (a) the Pledged Units, as more particularly described in Schedule I attached hereto;

                  (b) all rights of each Pledgor under the Operating Partnership Agreement attributable to its ownership of the Pledged Units, including, without limitation, all rights of such Pledgor in, to and under that portion of its capital account and distributions represented by, or to which such Pledgor is entitled as a result of its ownership of, the Pledged Units;

                  (c) all shares, securities, cash or property representing a dividend or distribution on any of the Pledged Units resulting from a split, recapitalization, reclassification or other blanket change of the Pledged Units or otherwise received in exchange therefor;

     (d) all distributions and moneys paid or distributed in respect of or in exchange for any or all of the foregoing;

     (e) all rights of Pledgor in and to all distributions declared in respect of any or all of the foregoing;

     (f) all books and records relating to the foregoing; and

     (g) all proceeds and profits of any or all of the foregoing.

          2. Delivery of Certificates and Instruments. The Pledgors shall deliver to the Pledgee: (a) the original certificates or other instruments or documents evidencing the Pledged Units concurrently with the execution and delivery of this Agreement, and (b) the original certificates or other instruments or documents evidencing all other Collateral (except for Collateral which this Agreement specifically permits the Pledgors to retain) within ten days after a Pledgor's receipt thereof. All Collateral (whether delivered to Pledgee concurrently with the execution and delivery of this Agreement or subsequent thereto) which consists of certificated securities shall be in bearer form or, if in registered form, shall be issued in the name of the Pledgee or endorsed to the Pledgee or in blank or accompanied by stock power or other appropriate instruments of transfer in favor of Pledgee executed in blank.

          3. Pledgors Remain Liable. Notwithstanding anything herein to the contrary, (a) the applicable Pledgors shall remain liable under the agreements (including, without limitation, the Operating Partnership Agreement) included in the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Pledgee of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under the agreements (including, without limitation, the Operating Partnership Agreement) included in the Collateral, except to the extent that such duties and obligations may have been terminated by reason of a sale, transfer or other disposition of the Collateral pursuant hereto, and (c) the Pledgee shall have no obligation or liability under the agreements (including, without limitation, the Operating Partnership Agreement) included in the Collateral by reason of this Agreement, nor shall the Pledgee be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     4. Representations, Warranties and Covenants. Each Pledgor represents, warrants and covenants as follows:

                  (a) Set forth on Schedule I attached hereto is a complete and accurate list and description of all Pledged Units delivered by such Pledgor and such Pledgor is the sole holder of record and sole beneficial owner of the Pledged Units set forth opposite its name, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except in favor of the Pledgee. All other Collateral hereafter delivered by such Pledgor to the Pledgee will be held of record and beneficially owned by such Pledgor free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except in favor of the Pledgee.

         (b) With respect to each Pledgor, the addresses of its principal places of residence/business are set forth below its signature hereto. No Pledgor will change said address or location, or change its name, without at least 15 days' prior written notice to the Pledgee, and with respect to any such change in address or name, each Pledgor shall execute and deliver to the Pledgee such documents and take such actions as the Pledgee reasonably deems necessary to perfect and protect the Pledgee's security interests in and to the Collateral.

                  (c) Such Pledgor will not create, incur, assume or permit to exist any security interest in the Collateral other than the security interest created hereby, or sell, transfer, assign, pledge or grant a security interest in the Collateral to any person other than the Pledgee.

                  (d) Such Pledgor has the requisite power and authority and full legal right and capacity, to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Such Pledgor, if an individual living in a community property state, has obtained all consents, approvals or authorizations required under applicable laws relating to the transfer of community property to execute, deliver and perform its obligations under this Agreement; a true, correct and complete copy of all such consents, approvals or authorizations has been provided to Pledgee.

                  (e) This Agreement constitutes the legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms.

                  (f) The execution, delivery and performance of this Agreement will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, and will not conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which such Pledgor is a party or by which it is bound, and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the property of such Pledgor (including the Collateral) pursuant to the provisions of any of the foregoing.

                  (g) No consent of any other person (including, without limitation creditors of such Pledgor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental instrumentality is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for the filing of any financing statements required hereunder.

                  (h) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in such Collateral, subject to any filings or actions required pursuant to the New York Uniform Commercial Code or otherwise.

                  (i) It will defend the Pledgee's security interest in the Collateral against the claims and demands of all persons whomsoever.

                  (j) It will take any and all actions necessary to maintain such Pledgor's status as a limited partner of the Operating Partnership and the limited liability represented by the Pledged Units.

                  (k) Such Pledgor will not enter into or assume any other agreement containing a negative pledge with respect to the Collateral.

          5. Registration. At any time and from time to time the Pledgee may cause all or any of theCollateral to be transferred to or registered in its name or the name of its nominee or nominees.

          6.   Claims; Value of Collateral.

          (a) On or prior to the date on which the survival period applicable to the representation, warranty or covenant upon which a claim for indemnification is based terminates as set forth in Sections 4.5 and 8.5.B of the Contribution Agreement, the Pledgee may give notice (a "Claim Notice") to one or more of the Pledgors of any such claim for indemnification it may have against the Pledgors, or any claim against the Pledgee which it reasonably believes may result in such a claim for indemnification against the Pledgors under Section 8.1.A of the Contribution Agreement, specifying in reasonable detail the nature and dollar amount of any such claim. Pledgor shall be deemed to have accepted a claim for indemnification if it does not give a Response Notice (as hereinafter defined) with respect thereto within 30 days following receipt of the Claim Notice. In the event that the Pledgors object to any claim for indemnification and provide a written response (a "Response Notice") to the Pledgee within 30 days following receipt of the Claim Notice, which Response Notice describes in reasonable detail the Pledgors' objection to the claim for indemnification (whether as to the facts giving rise thereto, the amount thereof, or otherwise) and, if applicable, providing a recalculation of the amount thereof, representatives of the Pledgee and the Pledgors shall meet within ten days of the Pledgee's receipt of the Response Notice to discuss and negotiate in good faith the claim for indemnification and the Pledgors' objection thereto. In the event that such meeting is not held or, if held, no resolution or compromise is reached within 30 days of such meeting, then at the election of either the Pledgee or the Pledgors the dispute regarding the claim for indemnification shall be submitted to and determined by a court of competent jurisdiction, as set forth in Section 21 hereof. A claim for indemnification is successful and is deemed to be a Secured Obligation on the earliest to occur of: (i) the date on which the Pledgors accept such claim pursuant to the second sentence of this paragraph (a) or otherwise; (ii) on the date the Pledgors and the Pledgee agree on the amount of such claim; or (iii) 30 days after a final adjudication of the Pledgors' liability with respect to such claim (which shall mean that all applicable appeals of any decision have been made or the time periods for filing such appeals have lapsed) in accordance with the procedures set forth above in this paragraph (a).

          (b) The value of Collateral (the "Value") shall be determined as follows: (i) with respect to Collateral consisting of the Pledged Units, an amount equal to the fair market value of the number of common shares of beneficial interest, par value $0.01 per share of the REIT ("Common Shares") for which such Collateral is exchangeable pursuant to the Operating Partnership Agreement; and (ii) for all other Collateral, the fair market value of such Collateral as determined in good faith by the Independent Trust Managers of the REIT. For purposes of clause (i) of this Section 6(b), "fair market value" of a Common Share shall have the meaning assigned to such term in the Operating Partnership Agreement. For the purposes of this Agreement, the term "Independent Trust Managers" shall mean any member of the REIT's Board of Trust Managers who is not an officer of the REIT or an affiliate of Grove Investment Group, Inc.

          7. Voting Rights and Certain Payments Prior to Occurrence of Secured Obligations and Other Events.

          (a) Until Collateral may be applied to satisfy a Secured Obligation hereunder, each Pledgor shall be entitled to exercise, as it shall think fit, but in a manner in the judgment of the Pledgee not inconsistent with the terms hereof, the voting power with respect to any such Collateral, and for that purpose the Pledgee shall (if such Collateral shall be registered in the name of the Pledgee or its nominee) execute or cause to be executed from time to time, at the expense of such Pledgor, such proxies or other instruments in favor of such Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by such Pledgor and, if such Pledgor is an entity, shall be specified in a written request therefor of its President or a Vice-President, to enable it to exercise such voting power with respect to such Collateral.

          (b) Until the Independent Trust Managers of the REIT reasonably determine that the outstanding claims for indemnification asserted by the Pledgee in one or more Claim Notices may equal or exceed the value of the Collateral then available to satisfy such claims for indemnification, each Pledgor shall be entitled to receive and retain for its own account any and all regular cash distributions (but not distributions in the form of partnership interests in the Operating Partnership ("Partnership Interests") or other securities or liquidating distributions) and interest at any time and from time to time paid upon any of such Collateral.

          (c) Notwithstanding anything contained in this Agreement to the contrary, except with the prior consent of the Pledgee, until such time as this Agreement is terminated, no Pledgor shall have the right to exercise any of its redemption rights under Section 8.6 of the Operating Partnership Agreement.

          8. Extraordinary Payments and Distributions. In case, upon the dissolution or liquidation (in whole or in part) of the Operating Partnership, any sum shall be paid as a liquidating distribution or otherwise upon or with respect to any of the Collateral, such sum shall be paid over to the Pledgee promptly, and in any event within ten days after receipt thereof, to be held by the Pledgee as additional Collateral hereunder. In case any distribution of Partnership Interests shall be made with respect to the Collateral, or Partnership Interests or fractions thereof shall be issued pursuant to any split involving any of the Collateral, or any distribution of capital shall be made on any of the Collateral, or any partnership interests, shares, obligations or other property shall be distributed upon or with respect to the Collateral pursuant to a recapitalization or reclassification of the capital of the Operating Partnership, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of the Operating Partnership, or pursuant to the merger or consolidation of the Operating Partnership with or into another entity, the partnership interests, shares, obligations or other property so distributed shall be delivered to the Pledgee promptly, and in any event within ten days after receipt thereof, to be held by the Pledgee as additional Collateral hereunder, and all of the same (other than cash) shall constitute Collateral for all purposes hereof.

          9. Voting Rights and Certain Payments After Occurrence of Secured Obligation and Certain Other Events.

         (a) At such time that Collateral may be applied to satisfy a Secured Obligation hereunder, all rights of any Pledgor to exercise or refrain from exercising all voting power with respect to such Collateral and to otherwise exercise all ownership rights arising from such Collateral shall cease, and thereupon the Pledgee shall be entitled to exercise all voting power with respect to such Collateral and otherwise exercise such ownership rights as though the Pledgee were the outright owner of such Collateral. In the event that the Independent Trust Managers of the REIT acting on behalf of the Pledgee hereunder, reasonably determine that the outstanding claims for indemnification under the Contribution Agreement asserted by the Pledgee in one or more Claim Notices may equal or exceed the value of the Collateral then available to satisfy such claims for indemnification, all rights of any Pledgor to receive and retain the distributions and interests which it would otherwise be authorized to receive and retain pursuant to Section 7 hereof shall cease, and thereupon the Pledgee shall be entitled to receive and retain, as additional Collateral hereunder, any and all distributions and interest at any time and from time to time paid upon any of such Collateral, provided that, concurrent with making such determination, the Pledgee gives notice thereof to the Pledgors. Upon receipt of any such notice, the Pledgors may submit the matter to arbitration in accordance with the rules of the American Arbitration Association before a tribunal in New York, New York, and the decision of the arbitrators as to the retention of any such distributions and interest shall be final and binding between the parties and shall be enforceable in any court of competent jurisdiction.

          (b) All payments, distributions or other property or assets which are received by any Pledgor contrary to the provisions of paragraph (a) of this
Section 9 shall be received and held in trust for the benefit of the Pledgee, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Pledgee.

          10. Application of Cash Collateral. Any cash received and retained by the Pledgee as additional Collateral hereunder pursuant to the foregoing provisions may at any time and from time to time be applied (in whole or in part) by the Pledgee, at its option, to the payment of the Secured Obligations to which such Collateral is subject (in such order as the Pledgee shall in its sole discretion determine).

          11.  Remedies With Respect to the Collateral.

          (a) At such time that a claim for indemnification under the Contribution Agreement becomes a Secured Obligation, the Pledgee, without obligation to resort to other security, shall have the right at any time and from time to time to redeem, sell, resell, assign and deliver, in its discretion, all or any part of Collateral with a Value equal to the amount of the Secured Obligation (the "Indemnification Amount"), in one or more parcels, at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at any public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Pledgee may grant options. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If any part of the Collateral is sold by the Pledgee upon credit or for future delivery, the Pledgee shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Pledgee may resell the Collateral. In no event shall a Pledgor be credited with any part of the proceeds of sale of any Collateral until cash payment thereof has actually been received by the Pledgee.

          (b) No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with (i) any redemption by the Operating Partnership of any Collateral in accordance with the Operating Partnership Agreement or (ii) any sale or other disposition of any part of the Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market. Except as set forth in the preceding sentence, the Pledgee shall give the Pledgors at least ten days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgors agree is reasonable, all other demands, advertisements and notices being hereby waived. The Pledgee shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each private sale of Collateral of a type customarily sold in a recognized market and upon each public sale, the Pledgee may purchase all or any of the Collateral being sold, free from any equity or right of redemption, which is hereby waived and released, and may make payment therefor by release or discharge of the Secured Obligations in lieu of cash payment, and may, upon compliance with the terms of sale, hold, retain and dispose of such Collateral without further accountability therefor. In the case of all sales of Collateral, public or private, the Pledgee may deduct from the proceeds of sale all costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and the Pledgee shall apply any balance of the proceeds of sale to the payment of the Secured Obligations. Recourse against the Pledgors is joint and several, however, is limited to the rights of the Pledgors in the Collateral and the Pledgors, collectively, shall not be liable for any deficiency in the proceeds of sale of the Collateral to the payment of the Secured Obligations. If any proceeds of sale remain after payment in full of such costs and expenses and all of the Secured Obligations, they shall be held by the Pledgee as additional Collateral hereunder, subject to any duty of the Pledgee imposed by law to the holder of any subordinate security interest in the Collateral known to the Pledgee.

          (c) For purposes of this Section 11, an agreement to sell all or any part of the Collateral shall be treated as a sale thereof and the Pledgee shall be free to carry out such sale pursuant to such agreement, and no Pledgor shall be entitled to the return of any of the same subject thereto, notwithstanding that after the Pledgee shall have entered into such an agreement, all Secured Obligations may have been paid and performed in full.

          (d) Each Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Collateral were sold at public sales, and that the Pledgee has no obligation to delay sale of any such Collateral for the period of time necessary to permit the issuer of such Collateral, even if such issuer would agree, to register such Collateral for public sale under such applicable securities laws. Each Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          (e) The remedies provided herein in favor of the Pledgee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Pledgee existing at law or in equity.

          (f) The Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as herein authorized, and the Pledgee shall not be responsible for any failure to do so or delay in so doing.

          12. Care of Collateral. The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in its possession. With respect to any maturities, calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any of the Collateral (herein called "events"), the Pledgee's duty shall be fully satisfied if (i) the Pledgee exercises reasonable care to ascertain the occurrence and to give reasonable notice to the Pledgors of any events applicable to any Collateral which are registered and held in the name of the Pledgee or its nominee, (ii) the Pledgee gives the Pledgors reasonable notice of the occurrence of any events, of which the Pledgee has received actual knowledge, as to any securities which are in bearer form or are not registered and held in the name of the Pledgee or its nominee (the Pledgors hereby agreeing to give the Pledgee reasonable notice of the occurrence of any events applicable to any securities in the possession of the Pledgee of which the Pledgors have received knowledge), and (iii) (a) the Pledgee endeavors to take such action with respect to any of the events as the Pledgors may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (b) if the Pledgee determines that the action requested might adversely affect the value of the Collateral, the collection of the Secured Obligations, or otherwise prejudice the interests of the Pledgee, the Pledgee gives reasonable notice to the Pledgors that any such requested action will not be taken and if the Pledgee makes such determination or if any Pledgor fails to make such timely request, the Pledgee takes such other action as it deems advisable in the circumstances. Except as hereinabove specifically set forth, the Pledgee shall have no further obligation to ascertain the occurrence of, or to notify the Pledgors with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Pledgee of any internal procedures with respect to any securities in its possession. Except for any claims, causes of action or demands arising out of the Pledgee's failure to perform its agreements set forth in this Section, the Pledgors release the Pledgee from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Collateral and/or any actions taken or omitted to be taken by the Pledgee with respect thereto, and the Pledgors hereby agree to hold the Pledgee harmless from and with respect to any and all such claims, causes of action and demands.

          13. Power of Attorney. Each Pledgor hereby appoints the Pledgee as such Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Pledgee shall have the right and power to (a) receive, endorse and collect all checks and other orders for the payment of money made payable to a Pledgor representing any interest or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same, and (b) to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral.

          14. Further Assurances. The Pledgors shall, at their sole cost and expense, upon request of the Pledgee, duly execute and deliver, or cause to be duly executed and delivered, to the Pledgee such further instruments and documents and take and cause to be taken such further actions as may be necessary or proper in the reasonable opinion of the Pledgee to carry out more effectually the provisions and purposes of this Agreement.

          15. No Waiver. No failure on the part of the Pledgee to exercise, and no delay on the part of the Pledgee in exercising, any of its options, powers, rights or remedies hereunder, or partial or single exercise thereof, shall constitute a waiver thereof or preclude any other or further exercise thereof or the exercise of any other option, power, right or remedy.

          16. Security Interest Absolute. All rights of the Pledgee hereunder, grant of a security interest in the Collateral and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Contribution Agreement, any of the Secured Obligations or any other agreement or instrument relating thereto, (b) any change in any term of all or any of the Secured Obligations or any other amendment or waiver of, or any consent to any departure from, the Contribution Agreement, or any other agreement or instrument or (c) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Secured Obligations or in respect of this Agreement.

          17. Return of Collateral. Upon the date that is two years from the date hereof (i.e., the date of termination of the survival period for all representations and warranties under the Contribution Agreement), the Pledgors shall be entitled to the return of all of the Collateral and all other cash held as additional Collateral hereunder which have not been used or applied toward the payment of the Secured Obligations, unless claims for indemnification under the Contribution Agreement asserted in one or more Claim Notices pursuant to
Section 6(a) hereof remain outstanding, in which case Collateral with a Value equal to the aggregate dollar amount of such claims for indemnification (the "Unresolved Claim Amount") shall be retained by the Pledgee pursuant to the terms hereof pending final resolution of such claims for indemnification pursuant to Section 6 hereof. Pledgee shall use its best efforts to cause the Value of Collateral owned and pledged hereunder by each Pledgor that may be retained towards the Unresolved Claim Amount by Pledgee under this Section 17 to be equal to the Unresolved Claim Amount multiplied by such Pledgor's Collateral Percentage, as set forth on Schedule I hereto. Notwithstanding the preceding sentence, in the event that, the application of the calculation set forth in the preceding sentence would result in (i) Pledgee returning any Collateral to any Pledgor(s) and (ii) Pledgee retaining Collateral with a Value that is less than the Unresolved Claim Amount, then Pledgee may retain additional Collateral from the Pledgor(s) to whom Pledgee would otherwise be returning Collateral, pro rata among such Pledgor(s) in accordance with their Collateral Percentage, until (x) Pledgee has retained Collateral equal to the Unresolved Claim Amount or (y) no Pledgor will have any Collateral returned hereunder, whichever should occur first. Pledgee shall not be liable for any deficiency in the Value of Collateral returned to any Pledgor under this Section 17. The assignment by the Pledgee to the Pledgors of such Collateral shall be without representation or warranty of any nature whatsoever and wholly without recourse. Notwithstanding the foregoing, the Pledgors' release of the Pledgee and agreement to hold the Pledgee harmless set forth in the last sentence of Section 12 hereof shall survive any return of Collateral or termination of this Agreement.

          18. Notices. All notices and other communications to any party hereunder shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service or by prepaid telex or telecopy and shall be given to the address or telex or telecopier number for such party set forth below such party's signature to this Agreement, or to such other address or telex or telecopier number as such party may hereafter specify by notice to the other party. Each such notice or other communication shall be effective (a) if given by telex or telecopier, when such telex or telecopy is transmitted to the telex or telecopier number specified by this Section and the appropriate answerback or confirmation is received or (b) if given by any other means (including, without limitation, by courier), when delivered at the address specified by this Section.

          19. Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Pledgee and each Pledgor.

          20. Governing Law. This Agreement and the rights and obligations of the Pledgee and the Pledgors hereunder shall be construed in accordance with and governed by the law of the State of New York (without giving effect to the conflict of law principles thereof).

          21.  Submission to Jurisdiction.

          (a) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America located in New York, and, by execution and delivery of this Agreement, each Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Pledgor hereby irrevocably waives, in connection with any such action or proceeding, (i) trial by jury, (ii) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (iii) the right to interpose any setoff, counterclaim or cross-claim.

          (b) Each Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to such Pledgor at its address determined pursuant to Section 18 hereof.

          (c) Nothing herein shall affect the right of the Pledgee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

          22. Assignment. None of the Pledgors or Pledgee may assign any of their respective rights under and interests in this Agreement without the prior written consent of the Pledgors (if the assignor is the Pledgee) or of the Pledgee (if the assignor is any Pledgor), which consent shall not be unreasonably withheld or delayed; provided, however, that no consent of any of the Pledgors is required hereunder for the assignment by the Operating Partnership or the REIT of any of its rights under and interests in the Contribution Agreement to any permitted assignee under the Contribution Agreement. Upon receipt of such consent (if required under this Section 22), the Pledgee may deliver the Collateral or any portion thereof to its assignee who shall thereupon, to the extent provided in the instrument of assignment, have all of the rights of the Pledgee hereunder with respect to the Collateral, and the Pledgee shall thereafter be fully discharged from any responsibility with respect to the Collateral so delivered to such assignee. However, no such assignment shall relieve such assignee of those duties and obligations of the Pledgee specified hereunder.

          23. Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Pledgors and the Pledgee and their respective heirs, successors and permitted assigns, and all subsequent holders of the Secured Obligations.

     24. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

     25. Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     26. Complete Agreement. This Agreement and the Contribution Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other understandings, oral or written, with respect to the subject matter hereof.

     27. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

          IN WITNESS WHEREOF, the Pledgors have duly executed this Agreement, and the Pledgee has caused this Agreement to be duly executed by its officers duly authorized, as of the day and year first above written.

                (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGOR:

                          /s/ Damon Navarro
                                   Damon Navarro

                                   Business Address:

                                   c/o Grove Real Estate Asset Trust
                                   598 Asylum Avenue
                          Hartford, Connecticut 06105
                                   Tel: (860) 246-1126
                                   Fax: (860) 527-0401

                          Residence Address

                          17 School Street
                          Glastonbury, CT 06033

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGOR:


            /s/ Brian Navarro
                     Brian Navarro

                     Business Address:

                     c/o Grove Real Estate Asset Trust
                     598 Asylum Avenue
            Hartford, Connecticut 06105
                     Tel: (860) 246-1126
                     Fax: (860) 527-0401

            Residence Address

            62D Nanel Drive
            Glastonbury, CT 06033

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGOR:


                    /s/ Edmund Navarro
                             Edmund Navarro

                             Business Address:

                             c/o Grove Real Estate Asset Trust
                             598 Asylum Avenue
                    Hartford, Connecticut 06105
                             Tel: (860) 246-1126
                             Fax: (860) 527-0401

                    Residence Address

                                 179 Robin Road
                          Glastonbury, CT 06033

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGOR:


          /s/ Joseph R. LaBrosse
                   Joseph LaBrosse

                   Business Address:

                   c/o Grove Real Estate Asset Trust
                   598 Asylum Avenue
          Hartford, Connecticut 06105
                   Tel: (860) 246-1126
                   Fax: (860) 527-0401

          Residence Address

                                 9 Coleman Road
                              Glastonbury, CT 06033

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGOR:


                 /s/ Gerald McNamara
                          Gerald McNamara

                          Business Address:

                          c/o Grove Real Estate Asset Trust
                          598 Asylum Avenue
                 Hartford, Connecticut 06105
                          Tel: (860) 246-1126
                          Fax: (860) 527-0401

                 Residence Address

                 15 Hatters Lane
                 Farmington, CT 06032

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGOR:

               NATIONAL REALTY SERVICES,
               LIMITED PARTNERSHIP


               By: Grove Services Inc.
                     its General Partner


                        By: /s/ Edmund Navarro
                              Name: Edmund Navarro
                              Title: President

                        Address:

                        c/o Grove Real Estate Asset Trust
                        598 Asylum Avenue
               Hartford, Connecticut 06105
                        Tel: (860) 246-1126
                        Fax: (860) 527-0401

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGOR:

                  GROVE INVESTMENT GROUP, INC.


                  By: /s/ Brian Navarro
                        Name: Brian Navarro
                        Title: Secretary


                           Address:

                           c/o Grove Real Estate Asset Trust
                           598 Asylum Avenue
                  Hartford, Connecticut 06105
                           Tel: (860) 246-1126
                           Fax: (860) 527-0401

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGOR:

                     BURGUNDY ASSOCIATES LIMITED
                           PARTNERSHIP


                     By: BALP, Inc.,
                            its General Partner


                              By: /s/ Joseph R. LaBrosse
                                    Name: Joseph R. LaBrosse
                                    Title:   Treasurer


                              Address:

                              c/o Grove Real Estate Asset Trust
                              598 Asylum Avenue
                     Hartford, Connecticut 06105
                              Tel: (860) 246-1126
                              Fax: (860) 527-0401

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGOR:

                  GROVE EQUITY PARTNERSHIP


                  By: /s/ Joseph R. LaBrosse
                        Joseph R. LaBrosse
                        Partner

                  By: /s/ Damon Navarro
                        Damon Navarro
                        Partner


                  By: /s/ Edmund Navarro
                        Edmund Navarro
                        Partner


                  By: /s/ Brian Navarro
                        Brian Navarro
                        Partner



                           Address:

                           c/o Grove Real Estate Asset Trust
                           598 Asylum Avenue
                  Hartford, Connecticut 06105
                           Tel: (860) 246-1126
                           Fax: (860) 527-0401

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT

                                    PLEDGOR:

                   GROVE HOLDING CO. INC.


                   By: /s/ Joseph R. LaBrosse
                         Name: Joseph R. LaBrosse
                         Title: Treasurer


                            Address:

                            c/o Grove Real Estate Asset Trust
                            598 Asylum Avenue
                   Hartford, Connecticut 06105
                            Tel: (860) 246-1126
                            Fax: (860) 527-0401

                                 SIGNATURE PAGE
                                       TO
                                PLEDGE AGREEMENT


                                    PLEDGEES:

                      GROVE REAL ESTATE ASSET TRUST


                                By: /s/ Joseph R. LaBrosse
                                    Name: Joseph R. LaBrosse
                                     Title: Chief Financial Officer

                                 Address:
                                 598 Asylum Avenue
                        Hartford, Connecticut 06105
                                 Tel: (860) 246-1126
                                 Fax: (860) 527-0401


                        GROVE OPERATING, L.P.

                                  By: GROVE REAL ESTATE ASSET TRUST,
                               its General Partner

                                By: /s/ Joseph R. LaBrosse
                                    Name: Joseph R. LaBrosse
                                     Title: Chief Financial Officer

                                 Address:
                        c/o Grove Real Estate Asset Trust
                                 598 Asylum Avenue
                        Hartford, Connecticut 06105
                                 Tel: (860) 246-1126
                                 Fax: (860) 527-0401

                                   SCHEDULE I



                                  Pledged Units




Name of Pledgor                             Number of Units     Collateral
Percentage
Damon Navarro                                  ___                   [    ]%

Brian Navarro                                   ___                  [    ]%

Edmund Navarro                                  ___                   [    ]%

Joseph LaBrosse                                 ___                   [    ]%

National Realty, L.P.                           ___                  [    ]%

Grove Investment Group, Inc.                   ___                   [    ]%

Burgundy Associates Limited
 Partnership                                   ___                  [    ]%

Gerald McNamara                                                     [    ]%

Total                                          ___                   100%